                               SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant  /X/

Filed by a Party other than the Registrant  / /

Check the appropriate box:

/ /    Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/x/    Definitive Proxy Statement
/ /    Definitive Additional Materials
/ /    Soliciting Material Pursuant to Section 240.14a-11(c) or Section
       240.14a-12

Columbia Common Stock Fund, Inc.            Columbia Growth Fund, Inc.           Columbia International Stock Fund, Inc.
Columbia Special Fund, Inc.                 Columbia Small Cap Fund, Inc.        Columbia Real Estate Equity Fund, Inc.
Columbia Balanced Fund, Inc.                Columbia Daily Income Company        Columbia U.S. Government Securities Fund, Inc.
Columbia Fixed Income Securities Fund, Inc. Columbia Municipal Bond Fund, Inc.   Columbia High Yield Fund, Inc.
--------------------------------------------------------------------------------------------------------------------------------
                                            (Names of Registrants as Specified in their Charters)

--------------------------------------------------------------------------------
       (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/X/    No fee required
/ /    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
       1)     Title of each class of securities to which transaction applies:

              -----------------------------------------------------------------

       2)     Aggregate number of securities to which transaction applies:

              -----------------------------------------------------------------

       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: Set forth the amount on which the filing fee is calculated and state how it was determined.

              -----------------------------------------------------------------

       4)     Proposed maximum aggregate value of transaction:

              -----------------------------------------------------------------

       5)     Total fee paid:

              -----------------------------------------------------------------

/ /    Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1)     Amount Previously Paid:

              -----------------------------------------------------------------

       2)     Form, Schedule or Registration Statement No.:

              -----------------------------------------------------------------

       3)     Filing Party:

              -----------------------------------------------------------------

       4)     Date Filed:

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
                                 IMPORTANT NEWS
                                  FOR COLUMBIA
                               FUND SHAREHOLDERS

Dear Columbia Fund Shareholder:

As you may know, on August 14, 1997, Columbia Funds Management Company ("CFMC"), the investment advisor to the Columbia Funds, entered into an acquisition agreement under which it will become a subsidiary of Fleet Financial Group, Inc. ("Fleet"), a diversified financial services company based in Boston, Massachusetts. As a result of this transaction, it is necessary for the shareholders of each of the Columbia Funds to approve a new investment advisory contract with CFMC.

 The new investment advisory contracts will not alter your Columbia Funds investments in any way. With respect to each of the Columbia Funds, the name, fee structure and underlying expenses for the shares you own will not change because of the acquisition. In addition, the investment managers of the Funds have all signed employment contracts to remain with CFMC, and the individuals responsible for providing your account services will remain the same. You will continue to receive the high quality investment management and shareholder services that you have come to expect over the years.

 The Board of Directors of each Columbia Fund, including the independent directors that are not affiliated with CFMC or Fleet, met on September 26 to consider the approval of the new investment advisory contracts. After careful consideration of the shareholders' interests, each Fund's Board of Directors unanimously approved a new investment advisory contract and recommended that it be submitted to the shareholders for approval. They encourage you to vote FOR the proposal on your enclosed ballot(s). Before voting, however, please be sure to read the attached Joint Proxy Statement, which provides complete details of the transaction and additional information about Fleet.

 Please cast your vote, and return your ballot(s) in the postage-paid envelope as soon as possible. Shareholders with multiple Columbia Fund accounts may find more than one ballot enclosed. Please be sure to vote on every ballot you receive. Remember, your vote really does make a difference.

 If you have any questions about this proxy solicitation, the transaction with Fleet, or voting your shares, please do not hesitate to contact us toll-free at 1-800-547-1707 or at 222-3606 in Portland. As always, we appreciate your continuing investment in Columbia Funds, and we look forward to serving your needs in the months and years to come.

          Sincerely,

            [SIGNATURE]
          John A. Kemp
          PRESIDENT

                           COLUMBIA FINANCIAL CENTER
                     P.O. BOX 1350-PORTLAND, OR 97207-1350
                      1-800-547-1707-www.columbiafunds.com

                      CAST YOUR VOTE & RETURN YOUR BALLOT

                                      Q&A

                          THE COLUMBIA FAMILY OF FUNDS

WE ENCOURAGE YOU TO READ THE FULL TEXT OF THE ATTACHED JOINT PROXY STATEMENT. THE FOLLOWING QUESTIONS AND ANSWERS ARE DESIGNED TO PROVIDE A BRIEF OVERVIEW OF THE PROPOSAL TO BE VOTED UPON AT THE SPECIAL MEETING OF SHAREHOLDERS.

WHAT IS HAPPENING?
    Columbia Funds Management Company ("CFMC") -- not the Columbia Funds -- has entered into an acquisition agreement to become a subsidiary of Fleet Financial Group, Inc. ("Fleet"). The acquisition will result in a change in control of CFMC. For CFMC to continue to serve as the investment advisor to each of the Columbia Funds, it is necessary for each Fund's shareholders to approve a new investment advisory contract with CFMC. The accompanying materials are designed to provide you with the necessary information to make an informed decision on that approval. The Directors of each of the Funds, including those Directors not affiliated with any of the Funds or CFMC, have unanimously recommended that you vote for approval of each of the new contracts.

WHY AM I BEING ASKED TO VOTE?
    The Investment Company Act of 1940, which regulates investment companies such as the Columbia Funds, as well as each Fund's current investment advisory contract, requires shareholders to approve a new investment advisory contract whenever there is a change in control of a Fund's investment advisor.

HOW WILL THE CFMC-FLEET TRANSACTION AFFECT ME AS A SHAREHOLDER?
    Each of the Columbia Funds and their investment objectives will remain the same. The Columbia Funds will still be located in Portland, Oregon, and the Columbia name, fee structure, and underlying expenses will not change because of this transaction. The primary consequence is that CFMC will change from a privately owned company to a subsidiary of Fleet. The agreement with Fleet calls for CFMC to operate as an autonomous business unit. Moreover, all key employees responsible for managing and servicing the Columbia Funds, including portfolio managers, have signed employment contracts to remain with CFMC following the acquisition. Shareholders will continue to receive the same level of services that they have come to expect over the years.

WHY DID CFMC ENTER INTO THIS AGREEMENT?
    Over the years, CFMC and its affiliates have been approached by numerous companies about a strategic relationship. Recently, it became apparent that such a relationship could help the Columbia organization better serve its clients and investors. Many of the Funds' shareholders have been with the firm since it was founded over 30 years ago, and serving their best interests was an important priority in this decision. As discussed in more detail in the enclosed materials, the agreement with Fleet enables Columbia to preserve its culture and autonomy and, at the same time, potentially take advantage of the greater resources of Fleet to develop additional services and products for shareholders.

WILL THE INVESTMENT ADVISORY FEES BE THE SAME?
    Yes, the investment advisory fees paid by the Funds to CFMC will remain the same.

WILL I CONTINUE TO BE ABLE TO INVEST IN THE COLUMBIA FUNDS WITHOUT SALES CHARGES OR 12b-1 FEES?
    Yes, you will continue to be able to purchase Fund shares without sales charges or 12b-1 fees.

IS MY VOTE IMPORTANT?
    Yes, it is important that as many shareholders as possible be represented in the voting process. CFMC has retained the services of a professional proxy solicitor, Shareholder Communications Corporation, to help us contact the Columbia Funds' shareholders. If we do not receive your ballot, you may receive a call from Shareholder Communications Corporation requesting you to vote.

    You may cast your vote by completing and returning your proxy card(s) in the enclosed postage-paid envelope or by faxing your ballot toll-free to 1-888-776-9932. If you have a single account holding shares of multiple Columbia Funds, you will receive a single proxy card for your account and only one Joint Proxy Statement. If you have accounts under more than one name but with the same address and social security number, you will receive a separate proxy card for each of your accounts, but only one Joint Proxy Statement. PLEASE SIGN AND RETURN ALL THE PROXY CARDS YOU RECEIVE AS PROMPTLY AS POSSIBLE.

WHO IS PAYING FOR THIS PROXY SOLICITATION AND THE TRANSACTION WITH FLEET?
    All costs of the proxy solicitation and the Special Shareholder Meeting will be paid by CFMC and Fleet. None of the legal costs associated with the transaction will be borne by any of the Columbia Funds.

WHOM DO I CALL FOR MORE INFORMATION?
    As always, when you have questions about the Columbia Funds, or if you have questions about this proxy solicitation, you may call us toll-free at 1-800-547-1707 and one of our Investor Services Representatives will be happy to assist you.

                 ---------------------------------------------

                        COLUMBIA COMMON STOCK FUND, INC.
                           COLUMBIA GROWTH FUND, INC.
                    COLUMBIA INTERNATIONAL STOCK FUND, INC.
                          COLUMBIA SPECIAL FUND, INC.
                         COLUMBIA SMALL CAP FUND, INC.
                     COLUMBIA REAL ESTATE EQUITY FUND, INC.
                          COLUMBIA BALANCED FUND, INC.
                         COLUMBIA DAILY INCOME COMPANY
                 COLUMBIA U.S. GOVERNMENT SECURITIES FUND, INC.
                  COLUMBIA FIXED INCOME SECURITIES FUND, INC.
                       COLUMBIA MUNICIPAL BOND FUND, INC.
                         COLUMBIA HIGH YIELD FUND, INC.

                -- NOTICE OF SPECIAL MEETING OF SHAREHOLDERS --
                          TO BE HELD DECEMBER 4, 1997

Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of each Columbia Fund listed above (each a "Fund" and collectively the "Funds") will be held jointly at the Doubletree Hotel, Portland Downtown, 310 S.W. Lincoln, Portland, OR 97201, on December 4, 1997, at 2:30 p.m., Pacific Time, for the following purposes:

- For the shareholders of each Fund to approve or disapprove a new Investment Advisory Contract between the Fund and Columbia Funds Management Company (the "Advisor"); and

- To transact any other business that properly comes before the Meeting and any adjournment thereof.

  Shareholders of record of each Fund at the close of business on October 6, 1997 (the "Record Date") are entitled to notice of and to vote at the Meeting and any adjournment thereof. Shareholders of each Fund will vote separately on the Proposal. If you have a single account holding shares of multiple Columbia Funds, you will receive a single proxy card for your account and only one Joint Proxy Statement. If you have accounts under more than one name but with the same address and social security number, you will receive a separate proxy card for each of your accounts, but only one Joint Proxy Statement. PLEASE DATE AND SIGN ALL OF THE PROXY CARDS YOU RECEIVE AND RETURN THEM IN THE ENCLOSED POSTAGE-PAID ENVELOPE. You may also choose to return your proxy card(s) by toll-free fax at 1-888-776-9932. You

                 ---------------------------------------------
may attend the Meeting in person even if you return your proxy cards; retention of the proxy cards is not necessary for admission to or identification at the Meeting.

                                 By order the Board of Directors,

                                 Jeff B. Curtis
                                 SECRETARY

October 20, 1997
Portland, Oregon

                                -- IMPORTANT --

You can help avoid the necessity of sending follow-up letters to ensure a quorum by promptly signing and returning the enclosed proxy card(s). If you are unable to be present in person, please vote, sign and return the enclosed proxy card(s) to ensure that the necessary quorum may be represented at the meeting. The enclosed envelope requires no postage if mailed in the United States.

The Board of Directors of each Fund recommends that you cast your vote:

             FOR approval of each new Investment Advisory Contract.

                             YOUR VOTE IS IMPORTANT

                             JOINT PROXY STATEMENT
                 ---------------------------------------------

                        COLUMBIA COMMON STOCK FUND, INC.
                           COLUMBIA GROWTH FUND, INC.
                    COLUMBIA INTERNATIONAL STOCK FUND, INC.
                          COLUMBIA SPECIAL FUND, INC.
                         COLUMBIA SMALL CAP FUND, INC.
                     COLUMBIA REAL ESTATE EQUITY FUND, INC.
                          COLUMBIA BALANCED FUND, INC.
                         COLUMBIA DAILY INCOME COMPANY
                 COLUMBIA U.S. GOVERNMENT SECURITIES FUND, INC.
                  COLUMBIA FIXED INCOME SECURITIES FUND, INC.
                       COLUMBIA MUNICIPAL BOND FUND, INC.
                         COLUMBIA HIGH YIELD FUND, INC.

                          -- JOINT PROXY STATEMENT --

--------                                                                --------

                     -- SPECIAL MEETING OF SHAREHOLDERS --
                  -------------------------------------------
                                DECEMBER 4, 1997

This Joint Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (each a "Board" and together the "Boards") of each Columbia Fund listed above (each a "Fund" and collectively the "Funds") for use at the Special Meeting of Shareholders of each Fund to be held jointly on December 4, 1997 (the "Meeting") and at any adjournments thereof. The first mailing of this Joint Proxy Statement and the related Notice of Special Meeting is expected to be made on or about October 20, 1997.

  If the enclosed proxy cards are properly executed and returned in time to be voted at the Meeting, the proxies named in the proxy cards will vote the shares represented by the proxy in accordance with the instructions given on the proxy cards. Unmarked proxy cards with respect to any Fund will be voted for approval of a new investment advisory contract between that Fund and Columbia Funds Management Company (the "Advisor").

  Any person giving a proxy in the form accompanying this Joint Proxy Statement has the power to revoke it at any time before its exercise. The proxy may be revoked by filing with the Fund, attention Jeff B. Curtis, Secretary, an instrument of revocation or a duly executed proxy card bearing a later date. The proxy may also be revoked by voting in person at the Meeting. A shareholder who attends the Meeting, however, is not required to revoke the proxy and vote in person. Each valid, unrevoked proxy will be voted at the Meeting in accordance with the instructions given in the proxy.

                             JOINT PROXY STATEMENT
                 ---------------------------------------------

                    -- SHARES ENTITLED TO VOTE AND QUORUM --

The holders of shares of record ("Shareholders") of each Fund as of the close of business on October 6, 1997, the record date for the determination of Shareholders entitled to notice of and to vote at the Meeting (the "Record Date"), are entitled to one vote for each share held and a fractional vote for a fractional share. The table below identifies the number of shares outstanding for each Fund as of the Record Date.

                                                                          NUMBER OF
                                                                            SHARES
NAME OF FUND                                                             OUTSTANDING
-----------------------------------------------------------------------  ------------
Columbia Common Stock Fund, Inc........................................   33,424,104
Columbia Growth Fund, Inc..............................................   34,932,310
Columbia International Stock Fund, Inc.................................   10,136,429
Columbia Special Fund, Inc.............................................   66,728,987
Columbia Small Cap Fund, Inc...........................................    4,439,465
Columbia Real Estate Equity Fund, Inc..................................    7,395,725
Columbia Balanced Fund, Inc............................................   36,136,805
Columbia Daily Income Company..........................................  875,748,841
Columbia U.S. Government Securities Fund, Inc..........................    4,525,865
Columbia Fixed Income Securities Fund, Inc.............................   27,941,833
Columbia Municipal Bond Fund, Inc......................................   32,247,512
Columbia High Yield Fund, Inc..........................................    3,715,453

  A quorum for the conduct of business at the Meeting requires the presence, in person or by proxy, of holders of a majority of the outstanding shares of each Fund. If the necessary quorum to transact business or the vote required to approve the Proposal is not obtained at the Meeting with respect to one or more Funds, the persons named as proxies may propose one or more adjournments of the Meeting for a total of not more than 120 days in the aggregate to obtain a quorum or to permit further solicitation of proxies. Any such adjournment may be approved by the affirmative vote of the holders of a majority of the relevant Fund's shares present in person or by proxy at the Meeting, even though less than a quorum. The persons named as proxies will vote in favor of such adjournment those proxies they are entitled to vote in favor of the Proposal and will vote against any such adjournment those proxies to be voted against the Proposal.

  Attached as Exhibit A is a list of all persons known by the Funds to be the record or beneficial owners of 5% or more of the outstanding shares of

                             JOINT PROXY STATEMENT
                 ---------------------------------------------
any Fund as of the Record Date. Exhibit A also shows the number of shares of each Fund owned by each director and by all directors and officers of the Funds as a group as of the Record Date.

                         -- SOLICITATION OF PROXIES --

All costs of soliciting proxies for the Meeting, including printing and mailing expenses, will be borne 50% by the Advisor and 50% by Fleet Financial Group, Inc. or its affiliate, Fleet National Bank. Proxies will be solicited by use of the mails, and officers and employees of the Advisor and its affiliates may also solicit proxies by telephone or personal contact. The Advisor has also hired Shareholder Communications Corporation to assist in soliciting proxies. Copies of solicitation materials will be furnished to fiduciaries, custodians, and brokerage houses for forwarding to beneficial owners of the stock held in their names.

                                    PROPOSAL
----------                                                            ----------

                       -- TO APPROVE OR DISAPPROVE NEW --
                          INVESTMENT ADVISORY CONTRACT
                    ----------------------------------------

                                -- BACKGROUND --

The Advisor serves as the investment advisor to each Fund pursuant to an investment advisory contract between the Fund and the Advisor (each a "Current Contract" and collectively the "Current Contracts"). The approval of a new investment advisory contract between each Fund and the Advisor (each a "New Contract" and collectively the "New Contracts") is being sought in connection with the proposed acquisition (the "Acquisition") of the Advisor by Fleet Financial Group, Inc. ("Fleet") through its wholly-owned subsidiary, Fleet National Bank ("FNB"). Under the Investment Company Act of 1940 (the "Investment Company Act"), the change in ownership of the Advisor resulting from the Acquisition will result in the automatic termination of all of the Current Contracts. The New Contracts, which are substantially identical to the Current Contracts, are proposed to become effective upon the termination of the Current Contracts at the completion of the Acquisition. Attached, as Exhibit B, is the form of the

                             JOINT PROXY STATEMENT
                 ---------------------------------------------
New Contracts, which are described under "The New Investment Advisory Contracts" below. The Advisor's address is 1300 S.W. Sixth Avenue, Portland, Oregon 97201.

                             -- THE ACQUISITION --

On August 14, 1997, the Advisor and three affiliated companies entered into an agreement (the "Acquisition Agreement") to be acquired by FNB, a wholly-owned subsidiary of Fleet. The affiliated companies (together with the Advisor, the "Columbia Companies") are Columbia Management Co. ("CMC"), Columbia Trust Company (the "Trust Company"), and Columbia Financial Center Incorporated ("CFCI"). J. Jerry Inskeep, Jr. and James F. Rippey and their families together own over 50% of the outstanding capital stock of each of CMC, the Advisor, and CFCI, and the Advisor owns 79% of the outstanding capital stock of the Trust Company. Certain employees of the Columbia Companies, including the other officers of the Funds, and their families, own the remaining stock of the Columbia Companies.

  The Columbia Companies operate together to provide a range of investment advisory and related services. The Advisor serves as the investment advisor to the Funds. CMC acts as investment manager for various institutional clients, including CMC Fund Trust, which offers three mutual fund portfolios to institutional investors. The Trust Company acts as transfer agent and dividend crediting agent for the Funds and CMC Fund Trust and provides a variety of investment advisory and trust services to tax-qualified retirement plans through its common trust and collective trust pools and to individuals, institutions, trusts and estates through private management accounts using the Funds as investment vehicles.

  CFCI, a registered securities broker and a member of the National Association of Securities Dealers, Inc. ("NASD"), acts as the principal underwriter for distribution of the Funds' shares, but it does not charge any fees or commissions for these services. Following the Acquisition, CFCI will not serve as the principal underwriter of the Funds because of restrictions under federal banking laws. Instead, the principal underwriter will be an independent distributor. This independent distributor will, for a fee (which will be paid by the Advisor), be named as the principal underwriter in the Funds' Prospectus and sales literature, will file all sales materials with the NASD, and will contract with other broker-dealers and financial

                             JOINT PROXY STATEMENT
                 ---------------------------------------------
intermediaries, including CFCI, for distribution of the shares. In all other respects, and to the extent permitted by applicable law, CFCI will continue to handle all the marketing and distribution activities of the Funds, including preparing advertising and sales material, communicating with shareholders, and marketing the Funds' shares. CFCI's address is 1301 S.W. Fifth Avenue, Portland, Oregon 97201.

  Under the terms of the Acquisition Agreement, each of the Columbia Companies, other than the Trust Company, will become a wholly-owned subsidiary of FNB through a merger with a newly created subsidiary of FNB in which each of those Columbia Companies will be the surviving corporation. It is anticipated that FNB will acquire the Trust Company by purchasing the stock of the Trust Company held by shareholders other than CFMC (whose shares of the Trust Company FNB will acquire through the merger). Following the Acquisition, the name of the Advisor will continue to be Columbia Funds Management Company. The purchase price to be paid to the shareholders of the Columbia Companies has two components, (i) a fixed cash price payable at closing of the Acquisition, after adjustment to reflect the net book value of the Columbia Companies as of the closing, and (ii) contingent cash payments based on the profitability of the Columbia Companies in the years 2001 and 2002, subject to acceleration in certain circumstances. The Acquisition is expected to close soon after the Meeting, subject to the satisfaction of closing conditions, which include among others (i) approval of the New Contract by the Shareholders of each Fund, (ii) continued effectiveness of employment or consulting agreements executed by certain employees of the Columbia Companies, and (iii) certain regulatory approvals.

  Current management of the Advisor and Fleet have indicated their intent that the Advisor continue to operate with the same investment personnel and that the same persons who are now responsible for the administration and operations of the Advisor and for the investment policies of the Funds continue to manage the Advisor following the Acquisition. No substantive changes in the Advisor's method of operation, or the location where it conducts its business, are contemplated as a result of the Acquisition. The Acquisition Agreement provides that the Columbia Companies will remain autonomous business units of Fleet to be managed by John A. Kemp (currently Managing Director-Administration and Senior Vice President of

                             JOINT PROXY STATEMENT
                 ---------------------------------------------
the Advisor) as Chief Executive Officer and Thomas L. Thomsen (currently Managing Director-Investments and Senior Vice President of the Advisor) as Chief Investment Officer. Mr. Kemp and Mr. Thomsen have each signed a five-year employment agreement with FNB effective upon the closing of the Acquisition, which include substantial retention and incentive bonuses payable through 2003. Mr. Inskeep and Mr. Rippey have signed two-year employment agreements. Substantially all other investment managers and analysts of the Advisor, including the portfolio managers of each of the Funds, have signed employment agreements, effective upon the closing of the Acquisition, generally for three years, which also include substantial retention and incentive bonuses payable through 2003.

                       -- INFORMATION CONCERNING FLEET --

FNB is a wholly-owned subsidiary of Fleet, a publicly owned multibank holding company registered under the Bank Holding Company Act of 1956. Fleet, FNB, and various of their directly and indirectly owned subsidiaries provide a wide range of banking, financial, and investment products and services to individuals and businesses. Their principal activities include consumer and commercial banking, mortgage lending and servicing, trust administration, investment management, retirement plan services, brokerage and clearing services, securities underwriting, private and corporate financing and advisory activities, and insurance services. Among Fleet's principal non-banking subsidiaries are Fleet Investment Advisors Inc. ("FIA"), a registered investment adviser; FIS Securities, Inc. and Fleet Enterprises, Inc., retail broker-dealers; Fleet Brokerage Securities, Inc., a discount broker; and Fleet Securities, Inc., a securities underwriting firm. FIA and its affiliates manage, advise, or oversee the investment of over $50 billion in assets belonging to a wide range of individual, trust, and institutional clients, including registered investment companies with total assets of approximately $10 billion.

               -- SECTION 15(f) OF THE INVESTMENT COMPANY ACT --

The Acquisition is subject to Section 15(f) of the Investment Company Act.
Section 15(f) provides in substance that, when a sale of a controlling interest in an investment advisor occurs, the investment advisor or any of its affiliated persons, as defined in the Investment Company Act, may receive any amount or benefit in connection with the sale as long as two conditions

                             JOINT PROXY STATEMENT
                 ---------------------------------------------
are satisfied. First, an "unfair burden" must not be imposed on the investment company as a result of the transaction relating to the sale of such interest, or any express or implied terms, conditions or understandings applicable to the sale. The term "unfair burden" (as defined in the Investment Company Act) includes any arrangement during the two-year period after the transaction whereby the investment advisor (or predecessor or successor advisor), or any "interested person" (as defined in the Investment Company Act) of any such advisor, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company. Each Fund's Board is aware of no circumstances arising from the Acquisition that might result in an unfair burden being imposed on any Fund. Moreover, FNB and the Advisor have agreed with each other that they will each use their reasonable best efforts to ensure that no unfair burden will be imposed on any Fund as a result of the Acquisition during the two-year period following the Acquisition.

  The second condition of Section 15(f) is that, during the three-year period following the completion of a transaction, at least 75% of an investment company's directors must not be "interested persons" (as defined in the Investment Company Act) of the investment adviser or predecessor adviser ("Independent Directors"). FNB has agreed with the Advisor that for at least the first three years following completion of the Acquisition, FNB will ensure that not more than 25% of any Fund's Board are "interested persons." There are now six directors of each Fund, three of whom (James C. George, Thomas R. Mackenzie, and Richard L. Woolworth) are Independent Directors and three of whom (J. Jerry Inskeep, Jr., James F. Rippey and John A. Kemp) are "interested persons." To satisfy the second condition of Section 15(f), each of the Independent Directors will remain Directors of the Funds and Mr. Rippey and Mr. Kemp will resign as directors of the Funds effective as of the closing of the Acquisition. Following the Acquisition, each Fund will then have three Independent Directors and one director who is an "interested person."

                             JOINT PROXY STATEMENT
                 ---------------------------------------------

                  -- THE NEW INVESTMENT ADVISORY CONTRACTS --

The form of each of the proposed New Contracts is attached to this Joint Proxy Statement as Exhibit B. The terms of each New Contract, including the fees payable by each Fund, are identical in all material respects to those of the corresponding Current Contract, except for the dates of effectiveness and termination. The terms of the Current Contracts are described under "The Current Investment Advisory Contracts" below. If approved by Shareholders, each New Contract will become effective on the closing date of the Acquisition and will continue in effect for an initial term of two years. Each New Contract will then continue in effect from year to year thereafter if that continuance is approved by the Fund's Board or by a "majority of the outstanding voting securities" (as defined below) of the Fund and, in either event, by the vote cast in person of a majority of the Fund's Independent Directors. If the Acquisition is not completed, the Current Contacts will remain in effect.

                        -- THE BOARDS' CONSIDERATION --

The Boards of the Funds, including all of the Independent Directors, met in person on September 26, 1997 for the purpose of considering whether it would be in the best interests of each Fund and its Shareholders for the Fund to enter into a New Contract with the Advisor that would become effective upon the completion of the Acquisition. At an earlier meeting on August 21, 1997, the Independent Directors were briefed generally by representatives of the Advisor on the terms of the Acquisition and the expected impact of the Acquisition on the Funds. The Independent Directors requested, and prior to their meeting on September 26, 1997 they received, materials regarding Fleet and its business, personnel and financial condition, the terms of the proposed Acquisition, and Fleet's plans for the Advisor following the Acquisition. Representatives of Fleet were present to answer questions from the Independent Directors, who were assisted in their review and deliberations by independent legal counsel.

  In determining whether to approve a New Contract, the Board of each Fund assessed how the Acquisition would affect the Advisor and its ability to continue to provide to the Fund services of the same scope and quality as the Advisor now provides. In particular, the Board inquired about the impact of the Acquisition on the Advisor's personnel, management, facilities, and

                             JOINT PROXY STATEMENT
                 ---------------------------------------------
financial capabilities. They noted favorably the commitments made by Fleet in the Acquisition Agreement to maintain the Advisor and the other Columbia Companies as autonomous business units of Fleet and the incentives established by Fleet for the management and investment professionals of the Columbia Companies to continue in their current roles. They also considered the possible benefits to the Funds of the Advisor's affiliation with Fleet, including access to the greater resources of Fleet to expand distribution of the Funds and to develop additional services for Shareholders.

  The Board of each of the Funds also considered that each New Contract is identical, in all material respects, to the corresponding Current Contract (other than the dates of effectiveness and termination), which was last approved by the Boards in April 1997. In particular, they noted that there would be no change in the advisory fees paid by the Funds under the New Contracts.

  Based upon each Board's review and the evaluations of the materials it received, and after consideration of all factors the directors deemed relevant, the Board of each Fund, including all of the Independent Directors, unanimously determined that the corresponding New Contract is in the best interests of the Fund and its Shareholders.
                           --------------------------

ACCORDINGLY, THE BOARD OF EACH FUND, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, APPROVED THE APPLICABLE NEW CONTRACT AND VOTED TO RECOMMEND SHAREHOLDER APPROVAL OF THE NEW CONTRACT.
      -------------------------------------------------------------------

                -- THE CURRENT INVESTMENT ADVISORY CONTRACTS --

Under the Current Contracts, the Advisor regularly provides each Fund with research, advice, and supervision with respect to investment matters and determines what securities to purchase or sell and what portion of the Fund's assets to invest. The Advisor provides office space and pays all executive salaries and expenses and ordinary office expenses of each Fund (other than the expenses of clerical services relating to the administration of the Fund). Certain employees of the Advisor are also officers of the Funds and, subject to the authority of each Fund's Board of Directors, are responsible for the overall management of the Funds' business affairs.

                             JOINT PROXY STATEMENT
                 ---------------------------------------------

In return for the Advisor's services and the expenses the Advisor assumes under each Current Contract, each Fund pays the Advisor an advisory fee, which is accrued daily and payable monthly. The table below shows the fee schedule for each Fund and the amount of advisory fees paid to the Advisor by each Fund for 1996.

---------------                                                  ---------------

                           -- ADVISOR FEE SCHEDULE --
                         ------------------------------

                                                    ANNUAL ADVISORY FEE RATE          ADVISORY FEE
NAME OF FUND                                  (AS A PERCENTAGE OF DAILY NET ASSETS)  PAID FOR 1996
--------------------------------------------  -------------------------------------  --------------
Columbia Common Stock Fund, Inc.............  .60% on all assets                     $ 2,686,585
Columbia Growth Fund, Inc...................  .75% on first $200 million
                                              .625% on next $300 million
                                              .50% on assets over $500 million       $ 5,711,080
---------------------------------------------------------------------------
Columbia International Stock Fund, Inc......  1.00% on all assets                    $ 1,157,227
Columbia Special Fund, Inc..................  1.00% on first $500 million
                                              .75% on assets over $500 million       $12,880,541
---------------------------------------------------------------------------
Columbia Small Cap Fund, Inc................  1.00% on all assets                    $    40,273(1)
Columbia Real Estate Equity Fund, Inc.......  .75% on all assets                     $   232,413
---------------------------------------------------------------------------
Columbia Balanced Fund, Inc.................  .50% on all assets                     $ 2,935,512
Columbia Daily Income Company...............  .50% on first $500 million
                                              .45% on next $500 million
                                              .40% on assets over $1 billion         $ 4,009,904
---------------------------------------------------------------------------
Columbia U.S. Government Securities Fund,
 Inc........................................  .50% on all assets                     $   206,591
Columbia Fixed Income Securities Fund,
 Inc........................................  .50% on all assets                     $ 1,668,004
---------------------------------------------------------------------------
Columbia Municipal Bond Fund, Inc...........  .50% on all assets                     $ 1,881,542
Columbia High Yield Fund, Inc...............  .60% on all assets                     $   150,432
---------------------------------------------------------------------------

------------------------
(1) Fund began offering shares to the public on October 1, 1996.

  Each Fund assumes the following costs and expenses: costs relating to corporate matters; cost of services to Shareholders; transfer and dividend paying agent fees; custodian fees; legal, auditing, and accounting expenses; disinterested directors' fees; taxes and governmental fees; interest; brokers'

                             JOINT PROXY STATEMENT
                 ---------------------------------------------
commissions; transaction expenses; cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase, or redemption of its shares; expenses of registering or qualifying its shares for sale; transfer taxes; all expenses of preparing its registration statements, prospectuses, and reports; and the cost of printing and delivering to Shareholders its prospectuses and reports. Additionally, third party administrators of tax qualified retirement plans and other financial institutions may establish omnibus accounts with the Funds and provide sub-transfer agency and recordkeeping or other services to participants and beneficial owners in the omnibus accounts. In recognition that these arrangements reduce or eliminate the need for a Fund's transfer agent to provide such services, the Fund may pay the administrator a sub-transfer agent or recordkeeping fee.

  The following table lists the date of each Current Contract and the date each Current Contract was last approved by the applicable Fund's Shareholders.

                                                                          DATE CURRENT
                                                                       CONTRACT WAS LAST
                                                                        APPROVED BY THE
                                                     DATE OF CURRENT         FUND'S
NAME OF FUND                                             CONTACT          SHAREHOLDERS
--------------------------------------------------  -----------------  ------------------
Columbia Common Stock Fund, Inc...................  August 8, 1991        April 23, 1992
Columbia Growth Fund, Inc.........................  April 20, 1993(1)     March 16, 1983
Columbia International Stock Fund, Inc............  August 12, 1992       April 15, 1993
Columbia Special Fund, Inc........................  May 1, 1993(1)        March 20, 1986
Columbia Small Cap Fund, Inc......................  August 20, 1996       Sept. 16, 1996
Columbia Real Estate Equity Fund, Inc.............  February 24, 1994      June 23, 1994
Columbia Balanced Fund, Inc.......................  August 8, 1991        April 23, 1992
Columbia Daily Income Company.....................  April 20, 1993(1)     March 11, 1981
Columbia U.S. Government Securities Fund, Inc.....  April 29, 1988        March 17, 1988
Columbia Fixed Income Securities Fund, Inc........  April 29, 1988        March 17, 1988
Columbia Municipal Bond Fund, Inc.................  April 29, 1988        March 17, 1988
Columbia High Yield Fund, Inc.....................  August 16, 1993        June 23, 1994

------------------------
(1) The Current Contract was restated on the date indicated to make typographical corrections and, in the case of Columbia Special Fund, Inc., to reduce the investment advisory fee. These changes did not require resubmission of the restated contracts to the Shareholders for approval.

  After an initial two-year term, each Current Contract provides that it may be continued in effect from year to year thereafter, provided that each continuance is approved by the vote of a "majority of the outstanding voting

                             JOINT PROXY STATEMENT
                 ---------------------------------------------
securities" (as defined below) of each Fund or by the Fund's Board and, in either event, by the vote cast in person by a majority of the Independent Directors at a meeting called for the purpose of voting on such approval. Each Current Contract has been continued in effect from year to year by action of the Board, including the Independent Directors. The most recent annual approval of the Current Contracts occurred at a meeting of the Boards held on April 24, 1997. At that meeting each Board approved a minor amendment to the applicable Fund's Current Contract to clarify that the Current Contract does not include any waiver by the Fund of any rights under federal securities laws.

  Each Current Contract also provides that it may be terminated at any time by vote of the Fund's Board of Directors, by vote of the Fund's Shareholders, or by the Advisor, in each instance without the payment of any penalty, on 60 days notice. Each Current Contract also provides that it will automatically terminate if it is assigned, as defined in the Investment Company Act.

  The Advisor has entered into an agreement with CMC pursuant to which CMC provides the Advisor with statistical and other factual information, advice regarding economic factors and trends, and advice as to occasional transactions in specific securities. CMC, upon receipt of specific instructions from the Advisor, also contacts brokerage firms to trade securities for each Fund. The Advisor pays CMC a fee for these services. No Fund's expenses are increased by this arrangement, and no amounts are paid by any Fund to CMC pursuant to this agreement.

                -- OTHER FEES PAID TO THE COLUMBIA COMPANIES --

The Trust Company acts as transfer agent and dividend crediting agent for each of the Funds pursuant to Transfer Agent Agreements. The Trust Company is paid a fee of $1.50 per month by each Fund for each shareholder account existing at any time during the month. In addition, each Fund pays the Trust Company for extra administrative services performed in accordance with a schedule set forth in the applicable Transfer Agent Agreement and reimburses the Trust Company for certain out-of-pocket expenses incurred in carrying out its duties under the applicable

                             JOINT PROXY STATEMENT
                 ---------------------------------------------
Transfer Agent Agreement. The following table shows the amount paid to the Trust Company by each Fund for services performed under the applicable Transfer Agent Agreement for 1996.

                                                                       TRANSFER AGENT
NAME OF FUND                                                            FEES IN 1996
---------------------------------------------------------------------  --------------
Columbia Common Stock Fund, Inc......................................   $    218,624
Columbia Growth Fund, Inc............................................   $    510,664
Columbia International Stock Fund, Inc...............................   $    181,749
Columbia Special Fund, Inc...........................................   $    663,083
Columbia Small Cap Fund, Inc.........................................   $      3,700(1)
Columbia Real Estate Equity Fund, Inc................................   $     24,214
Columbia Balanced Fund, Inc..........................................   $    301,673
Columbia Daily Income Company........................................   $    578,095
Columbia U.S. Government Securities Fund, Inc........................   $     33,282
Columbia Fixed Income Securities Fund, Inc...........................   $    172,277
Columbia Municipal Bond Fund, Inc....................................   $     79,716
Columbia High Yield Fund, Inc........................................   $     19,989

------------------------
(1) Fund began offering shares to the public on October 1, 1996.

                  -- DIRECTORS OF THE ADVISOR AND EXECUTIVE --
                             OFFICERS OF THE FUNDS

The following is a list of all directors of the Advisor, four of whom also serve as executive officers of each Fund, and the two other executive officers of each Fund, both of whom are officers of the Advisor. Each executive officer of the Funds is an "interested person" as defined in the Investment Company Act. The business address of each person named below is 1300 SW Sixth Avenue, Portland, OR 97201.

NAME                       AGE                   PRINCIPAL POSITIONS FOR PAST FIVE YEARS
-------------------------  --- ---------------------------------------------------------------------------
J. Jerry Inskeep, Jr.      66  Chairman and Director of the Advisor, CMC, each of the Funds, and the Trust
                               Company; Director of CFCI; Chairman and Trustee of CMC Fund Trust.

James F. Rippey            66  President and Director of the Advisor, CMC, and the Trust Company; Director
                               of each of the Funds; President and Trustee of CMC Fund Trust.

                             JOINT PROXY STATEMENT
                 ---------------------------------------------

NAME                       AGE                   PRINCIPAL POSITIONS FOR PAST FIVE YEARS
-------------------------  --- ---------------------------------------------------------------------------
John A. Kemp               55  Managing Director-Administration (since July 1997), Senior Vice President, and Director of the Advisor, CMC, and the Trust Company; Senior Vice
                               President and Director of CFCI; Director (since June 1994) and President of each of the Funds; Vice President and Trustee of CMC Fund Trust.

George L. Hanseth          53  Vice President, Assistant Secretary, Treasurer, and Director of the
                               Advisor, CMC, and the Trust Company; Senior Vice President and Treasurer of
                               each of the Funds; President and Director of CFCI; Vice President,
                               Assistant Secretary, Treasurer, and Trustee of CMC Fund Trust.

Lawrence S. Viehl          58  Vice President and Director (since April 1997) of the Advisor, CMC, and the
                               Trust Company; Vice President of CMC Fund Trust and each of the Funds.

Terry L. Chambers          52  Vice President and Director of the Advisor, CMC, and the Trust Company.

Alan J. Folkman            55  Senior Vice President and Director of the Advisor, CMC, and the Trust
                               Company.

Thomas L. Thomsen          53  Managing Director-Investments (since May 1997), Senior Vice President and
                               Director of the Advisor, CMC, and the Trust Company.

Robert A. Unger            50  Vice President and Director (since January 1994) of the Advisor and CMC;
                               Director of the Trust Company.

Albert D. Corrado          63  Vice President of the Advisor and the Trust Company; Vice President of each
                               Fund.

Jeff B. Curtis             44  Vice President, General Counsel, and Secretary of the Advisor, CMC, the
                               Trust Company, and CFCI (since April 1993); Secretary of each of the Funds and CMC Fund Trust (since April 1994); Attorney with Stoel Rives LLP
                               (1986-1993), a law firm in Portland, Oregon.

  Pursuant to federal banking regulations, each of Messrs. Kemp, Hanseth, Viehl, Corrado, and Curtis will be ineligible to serve as officers of the Funds following the Acquisition. Therefore, the Board of Directors of each Fund will, in accordance with the Fund's Bylaws, appoint a successor to each ineligible officer.

                             JOINT PROXY STATEMENT
                 ---------------------------------------------

                              -- REQUIRED VOTE --

No New Contract can be implemented unless it is approved at the Meeting, or any adjournment thereof, by a majority of the outstanding voting securities of the applicable Fund. Under the Investment Company Act, approval of a "majority of the outstanding voting securities" means receiving the affirmative vote of the holders of (a) 67% or more of the Fund's shares present in person or by proxy at the Meeting, provided that the holders of more than 50% of the outstanding shares are present in person or by proxy at the Meeting, or (b) more than 50% of the Fund's outstanding shares, whichever is less. Abstentions and broker non-votes are counted as shares present at the Meeting for purposes of determining if a quorum is present and have the effect of votes against approval of the New Contracts.

  If the Shareholders of a Fund do not approve a New Contract, Fleet could refuse to complete the Acquisition. If Fleet, at its option, completes the Acquisition, the Current Contract with that Fund will terminate effective as of the closing of the Acquisition, and the Fund's Board will make such arrangements for the management of the Fund's investments as it deems to be in the best interests of the Fund and its Shareholders.
                           --------------------------

THE BOARD OF EACH FUND UNANIMOUSLY RECOMMENDS THAT EACH FUND'S SHAREHOLDERS VOTE FOR APPROVAL OF THE NEW INVESTMENT ADVISORY CONTRACT.
      -------------------------------------------------------------------

--------------                                                    --------------

                          -- SHAREHOLDER PROPOSALS --
                        --------------------------------

Each Fund's Bylaws provide that the Fund is not required to hold annual shareholders meetings, except as required by the Investment Company Act or Oregon law. Therefore, a Fund may not hold an annual meeting in any year unless required by law. For those years in which a Fund holds an annual shareholders' meeting, a shareholder proposal must be received by the Fund within a reasonable period of time before the proxy solicitation is made in order to be considered for inclusion in the proxy materials relating to that annual meeting.

                             JOINT PROXY STATEMENT
                 ---------------------------------------------

-------------                                                      -------------

                         -- REPORTS TO SHAREHOLDERS --
                       ----------------------------------
Each Fund's most recent Annual Report to Shareholders and Semi-Annual Report to Shareholders have been sent previously to Shareholders and can be obtained without charge upon request by contacting the Columbia Funds, P.O. Box 1350, Portland, Oregon, 97207-1350 (telephone 1-800-547-1707 (toll-free nationwide) or 222-3606 in Portland).

--------------                                                    --------------

                         -- DISCRETIONARY AUTHORITY --
                       ---------------------------------
While the Notice of Special Meeting of Shareholders provides for transaction of any other business that properly comes before the Meeting, the Boards of each of the Funds have no knowledge of any matters to be presented at the Meeting other than the matters described in this Joint Proxy Statement. The enclosed proxy, however, gives discretionary authority to the proxy holders to vote in accordance with their judgment if any other matters are properly presented.

                                 By Order of the Boards of Directors

                                 Jeff B. Curtis
                                 SECRETARY
October 20, 1997
Portland, Oregon

                             PRINCIPAL SHAREHOLDERS
                                  OF THE FUNDS
                 ---------------------------------------------

                                   EXHIBIT A

The following table shows, as of October 6, 1997, the names and addresses of all persons known by the Funds to be the record or beneficial owners of 5% or more of the outstanding shares of any Fund. Those Shareholders marked with an asterisk are nominees holding shares for beneficial owners and the Funds have no record concerning the actual beneficial owners. The table also shows the number of shares of each Fund beneficially owned by each director and all directors and officers of the Funds as a group as of October 6, 1997. Except as otherwise indicated, each director and all directors and officers of the Funds as a group beneficially owned less than 1% of the outstanding shares of any Fund.

--------------------------------------------------------------------------------
                     -- Columbia Common Stock Fund, Inc. --
--------------------------------------------------------------------------------

                                                               NUMBER OF     PERCENTAGE OF
NAME AND ADDRESS                                              SHARES HELD  OUTSTANDING SHARES
------------------------------------------------------------  -----------  ------------------
Bankers Trust Co. of CA NA*                                    6,779,097            20.282%
 300 S. Grand Avenue, 40th Floor
 Los Angeles, CA 90071
Wells Fargo Bank*                                              1,765,297             5.282%
 P.O. Box 9800
 Calabasas, CA 91372
James C. George                                                    5,515
J. Jerry Inskeep, Jr.                                            214,586
John A. Kemp                                                       1,645
Thomas R. Mackenzie                                               10.076
James F. Rippey                                                   31,671
Richard L. Woolworth                                                  83
Directors and Officers as a Group                                296,132

                 ---------------------------------------------

--------------------------------------------------------------------------------
                       -- Columbia Special Fund, Inc. --
--------------------------------------------------------------------------------

                                                               NUMBER OF     PERCENTAGE OF
NAME AND ADDRESS                                              SHARES HELD  OUTSTANDING SHARES
------------------------------------------------------------  -----------  ------------------
Charles Schwab & Co Inc.*                                      5,757,992             8.629%
 101 Montgomery Street
 San Francisco, CA 94104
Standard Insurance Co.*                                        3,600,016             5.395%
 P.O. Box 711
 Portland, OR 97207
James C. George                                                    5,960
J. Jerry Inskeep, Jr.                                             97,556
John A. Kemp                                                       4,619
Thomas R. Mackenzie                                                5,242
James F. Rippey                                                   32,112
Richard L. Woolworth                                               6,996
Directors and Officers as a Group                                240,250

--------------------------------------------------------------------------------
                       -- Columbia Balanced Fund, Inc. --
--------------------------------------------------------------------------------

                                                               NUMBER OF     PERCENTAGE OF
NAME AND ADDRESS                                              SHARES HELD  OUTSTANDING SHARES
------------------------------------------------------------  -----------  ------------------
Fidelity Investments*                                          2,257,319             6.247%
 Institutional Operations Co.
 100 Magellan Way - KW1C
 Covington, KY 41015
Wells Fargo Bank*                                              2,083,781             5.766%
 P.O. Box 9800
 Calabasas, CA 91372
J. Jerry Inskeep, Jr.                                            261,215
John A. Kemp                                                       6,023
James F. Rippey                                                    9,467
Richard L. Woolworth                                               6,732
Directors and Officers as a Group                                293,951

--------------------------------------------------------------------------------
               -- Columbia Fixed Income Securities Fund, Inc. --
--------------------------------------------------------------------------------

                                                               NUMBER OF     PERCENTAGE OF
NAME AND ADDRESS                                              SHARES HELD  OUTSTANDING SHARES
------------------------------------------------------------  -----------  ------------------
Charles Schwab & Co Inc.*                                      2,177,250             7.792%
 101 Montgomery St.
 San Francisco, CA 94104
J. Jerry Inskeep, Jr.                                             10,594
John A. Kemp                                                       1,941
James F. Rippey                                                   80,357
Richard L. Woolworth                                                  98
Directors and Officers as a Group                                147,677

                 ---------------------------------------------

--------------------------------------------------------------------------------
                        -- Columbia Growth Fund, Inc. --
--------------------------------------------------------------------------------

                                                               NUMBER OF     PERCENTAGE OF
NAME AND ADDRESS                                              SHARES HELD  OUTSTANDING SHARES
------------------------------------------------------------  -----------  ------------------
Charles Schwab & Co Inc.*                                      1,792,424             5.131%
 101 Montgomery Street
 San Francisco, CA 94104
James C. George                                                    4,254
J. Jerry Inskeep, Jr.                                             95,517
John A. Kemp                                                       2,304
Thomas R. Mackenzie                                               25,984
James F. Rippey                                                   87,125
Richard L. Woolworth                                               4,716
Directors and Officers as a Group                                271,561

--------------------------------------------------------------------------------
                      -- Columbia Small Cap Fund, Inc. --
--------------------------------------------------------------------------------

                                                               NUMBER OF     PERCENTAGE OF
NAME AND ADDRESS                                              SHARES HELD  OUTSTANDING SHARES
------------------------------------------------------------  -----------  ------------------
James C. George                                                    3,779
J. Jerry Inskeep, Jr.                                             61,257              1.38%
John A. Kemp                                                       3,484
Thomas R. Mackenzie                                                   81
James F. Rippey                                                   20,833
Directors and Officers as a Group                                110,505              2.48%

--------------------------------------------------------------------------------
                      -- Columbia Daily Income Company --
--------------------------------------------------------------------------------

                                                               NUMBER OF     PERCENTAGE OF
NAME AND ADDRESS                                              SHARES HELD  OUTSTANDING SHARES
------------------------------------------------------------  -----------  ------------------
James C. George                                                1,775,765
J. Jerry Inskeep, Jr.                                          4,742,388
John A. Kemp                                                     683,457
Thomas R. Mackenzie                                              136,935
James F. Rippey                                               10,485,850              1.19%
Richard L. Woolworth                                              73,804
Directors and Officers as a Group                             21,355,848              2.43%

--------------------------------------------------------------------------------
                    -- Columbia Municipal Bond Fund, Inc. --
--------------------------------------------------------------------------------

                                                               NUMBER OF     PERCENTAGE OF
NAME AND ADDRESS                                              SHARES HELD  OUTSTANDING SHARES
------------------------------------------------------------  -----------  ------------------
J. Jerry Inskeep, Jr.                                            702,205              2.17%
John A. Kemp                                                       3,476
Thomas R. Mackenzie                                               61,232
James F. Rippey                                                   77,947
Richard L. Woolworth                                                 101
Directors and Officers as a Group                              1,114,282              3.45%

                 ---------------------------------------------

--------------------------------------------------------------------------------
                 -- Columbia International Stock Fund, Inc. --
--------------------------------------------------------------------------------

                                                               NUMBER OF     PERCENTAGE OF
NAME AND ADDRESS                                              SHARES HELD  OUTSTANDING SHARES
------------------------------------------------------------  -----------  ------------------
James C. George                                                    7,463
J. Jerry Inskeep, Jr.                                             65,299
John A. Kemp                                                       4,071
Thomas R. Mackenzie                                                3,481
James F. Rippey                                                   34,020
Richard L. Woolworth                                                  96
Directors and Officers as a Group                                162,481              1.59%

--------------------------------------------------------------------------------
                  -- Columbia Real Estate Equity Fund, Inc. --
--------------------------------------------------------------------------------

                                                               NUMBER OF     PERCENTAGE OF
NAME AND ADDRESS                                              SHARES HELD  OUTSTANDING SHARES
------------------------------------------------------------  -----------  ------------------
James C. George                                                    6,704
J. Jerry Inskeep, Jr.                                             84,380              1.14%
John A. Kemp                                                       3,531
Thomas R. Mackenzie                                                3,722
James F. Rippey                                                   98,565              1.33%
Richard L. Woolworth                                                 105
Directors and Officers as a Group                                230,672              3.11%

--------------------------------------------------------------------------------
              -- Columbia U.S. Government Securities Fund, Inc. --
--------------------------------------------------------------------------------

                                                               NUMBER OF     PERCENTAGE OF
NAME AND ADDRESS                                              SHARES HELD  OUTSTANDING SHARES
------------------------------------------------------------  -----------  ------------------
Standard Insurance Co.*                                          512,568            11.325%
 P.O. Box 711
 Portland, OR 97207
John A. Kemp                                                       1,452
James F. Rippey                                                    3,043
Richard L. Woolworth                                                 144
Directors and Officers as a Group                                 18,047

--------------------------------------------------------------------------------
                      -- Columbia High Yield Fund, Inc. --
--------------------------------------------------------------------------------

                                                               NUMBER OF     PERCENTAGE OF
NAME AND ADDRESS                                              SHARES HELD  OUTSTANDING SHARES
------------------------------------------------------------  -----------  ------------------
J. Jerry Inskeep, Jr.                                             34,874
John A. Kemp                                                       1,403
Thomas R. Mackenzie                                                3,910
James F. Rippey                                                   37,712              1.01%
Richard L. Woolworth                                                 139
Directors and Officers as a Group                                 91,237              2.45%

                               FORM OF INVESTMENT
                               ADVISORY CONTRACT
                 ---------------------------------------------

                                   EXHIBIT B

------------                                                        ------------

                        -- COLUMBIA [FUND NAME], INC. --
                          INVESTMENT ADVISORY CONTRACT
                      ------------------------------------

This Agreement is made the   day of          , 1997 between COLUMBIA [Fund
Name], INC., an Oregon corporation, (the "Fund") and COLUMBIA FUNDS MANAGEMENT COMPANY, an Oregon corporation having its principal place of business in Portland, Oregon (the "Adviser"). The Fund is registered as an open-end investment company pursuant to the Investment Company Act of 1940 (the "Act"). The Adviser is registered as an investment adviser pursuant to the Investment Advisers Act of 1940. This Agreement relates to services to be performed by the Adviser with respect to the Fund.

The parties agree as follows:

1. DUTIES OF ADVISER. The Adviser shall regularly provide the Fund with research, advice, and supervision with respect to investment matters and shall furnish continuously an investment program, recommend what securities shall be purchased or sold and what portion of the Fund's assets shall be held invested or uninvested, subject always to the provisions of the Act and the Fund's Articles of Incorporation and Bylaws, and amendments thereto, which amendments shall be furnished to the Adviser by the Fund. The Adviser shall take any steps necessary or appropriate to carry out its decisions in regard to the foregoing matters and the general conduct of the business of the Fund. The Adviser may take into consideration receipt of research and statistical information and other services rendered to the Fund in the allocation of commissions from portfolio brokerage business.

2. ALLOCATION OF CHARGES AND EXPENSES.

(a) The Adviser shall pay or reimburse the Fund for payments made by the Fund for all executive salaries and executive expenses, office rent of the Fund, ordinary office expenses (other than the expense of clerical services relating to the administration of the Fund), and for any other expenses that, if otherwise borne by the Fund, would cause the Fund to "be deemed to be acting as a distributor of securities of which it is the issuer, other than through an underwriter," pursuant to Rule 12b-1 under the Act. The

                 ---------------------------------------------

Adviser shall provide investment advisory, statistical, and research facilities and all clerical services relating to research, statistical, and investment work with respect to the Fund.

(b) The Adviser shall not be required to pay any expenses of the Fund other than those enumerated in this Agreement. The Fund will assume all other costs, including the cost of its custodian, legal, auditing, and accounting expenses, disinterested directors' fees, taxes, and governmental fees, interest, brokers' commissions, transaction expenses, cost of stock certificates, and any other expenses (including clerical expenses) of issue, sale, repurchase, or redemption of shares, expenses of registering or qualifying shares for sale, transfer taxes, and all expenses of preparing the Fund's registration statement and prospectus, and the cost of printing and delivering to shareholders prospectuses and reports.

3. COMPENSATION OF THE ADVISER. For the services to be rendered, the facilities to be furnished, and the payments to be made by the Adviser, as provided in Sections 1 and 2 hereof, for each calendar month the Fund shall pay to the Adviser a fee computed at the annual rate of 1 percent of daily net assets. If the asset value is not required to be determined on any particular business day, then for the purposes of this Section 3, the asset value of a share as last determined shall be deemed to be the asset value of a share as of the close of business on that day. If there is no business day in any calendar month, the fee shall be computed on the basis of the asset value of a share as last determined, multiplied by the average number of shares outstanding on the last day of the month.

4. COVENANTS OF THE ADVISER. In connection with purchases or sales of portfolio securities for the account of the Fund, neither the Adviser nor any officer, director, or employee of the Adviser shall act as a principal. The Adviser covenants that it and its employees will comply with investment restrictions of the Fund's Bylaws applicable to them. If the Adviser or any of its affiliates give any advice to clients concerning the shares of the Fund, it will act solely as investment counsel for the clients and not on behalf of the Fund.

5. LIMITATION ON LIABILITY OF ADVISER. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this agreement relates, except a loss resulting from willful malfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by the Adviser of its obligations and duties under this Agreement. The federal securities laws impose liabilities under certain circumstances on

                 ---------------------------------------------
persons who act in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any rights which the Fund may have under any federal securities laws.

6. DURATION AND TERMINATION OF THIS AGREEMENT.

(a) This Agreement shall remain in force for two years from the date hereof, and it may be continued from year to year thereafter if approved annually by a vote of a majority of the Fund's shareholders or by its Board of Directors and in either case a vote of a majority of the Board of Directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval.

(b) This Agreement may be terminated at any time without the payment of any penalty by vote of the Board of Directors of the Fund, by vote of a majority of the outstanding shares of the Fund, or by the Adviser, on 60 days written notice to the other party.

(c) This Agreement shall automatically terminate if it is assigned. The Adviser shall notify the Fund of any change in the officers or directors of the Adviser within a reasonable time after the change. The terms "assignment," "vote of a majority of the outstanding voting securities," and "interested persons" shall have the meanings specified in the Act.

IN WITNESS WHEREOF the parties have caused this Agreement to be executed as of the day and year first written above.

                                 COLUMBIA
                                 [FUND NAME], INC.
                                 By ____________________________________________
                                 Title:

                                 COLUMBIA FUNDS
                                 MANAGEMENT COMPANY
                                 By ____________________________________________
                                 Title:

                      PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                                   DECEMBER 4, 1997

    The undersigned hereby appoints J. Jerry Inskeep, Jr., James F. Rippey, John A. Kemp and George L. Hanseth, and each of them separately, proxies, with power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of the above Funds, on December 4, 1997, at 2:30 p.m., Pacific Time, and at any adjournments thereof, all the shares of the Funds identified on the reverse side in the Proposal which the undersigned would be entitled to vote if personally present.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

    Be sure to vote your shares in each of the Funds shown on the reverse. If you have any questions, please call Columbia Funds at 1-800-547-1707.

    Please sign your name exactly as it appears on this card. If you are a joint owner, each owner should sign. When signing as executor, administrator, attorney, trustee, or guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer's office. If the shareholder is a partner, sign in the partnership name.


----------------------------------          -----------------
Signature [PLEASE SIGN WITHIN BOX]          Date

----------------------------------          -----------------
Signature (Joint Owners)                    Date


    This proxy is solicited on behalf of the Boards of Directors of the Columbia Funds listed below. Each Fund's Board of Directors recommends a vote FOR the Proposal.

    TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:  / /

    This proxy card is valid only when signed and dated.

PROPOSAL:

    Approval of Investment Advisory Contract with Columbia Funds Management Company

NAME OF FUND                                  FOR       AGAINST        ABSTAIN
------------                                  ---       -------        -------
Columbia Balanced Fund, Inc.                  / /         / /            / /
Columbia Common Stock Fund, Inc.              / /         / /            / /
Columbia Daily Income Company                 / /         / /            / /
Columbia Fixed Income Securities Fund, Inc.   / /         / /            / /
Columbia Growth Fund, Inc.                    / /         / /            / /
Columbia High Yield Fund, Inc.                / /         / /            / /
Columbia International Stock Fund, Inc.       / /         / /            / /
Columbia Municipal Bond Fund, Inc.            / /         / /            / /
Columbia Real Estate Equity Fund, Inc.        / /         / /            / /
Columbia Small Cap Fund, Inc.                 / /         / /            / /
Columbia Special Fund, Inc.                   / /         / /            / /
Columbia U.S. Government Securities
     Fund, Inc.                               / /         / /            / /

    YOU MAY FAX YOUR BALLOT TOLL FREE, 1-888-776-9932.